Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

Income Taxes

The Company records deferred income taxes using enacted tax laws and rates for the years in which the taxes are expected to be paid. Deferred income tax assets and liabilities are recorded based on the differences between the financial reporting and income tax bases of assets and liabilities. A valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. Components of the deferred tax asset as of December 31, 2012 and 2011 were attributable to the operations of CatchMark TRS only and were as follows:

	As of December 31,
	2012	2011
Deferred tax asset:
Net operating loss carryforward	$3,267,382	$4,140,397
Gain on timberland sales	(6,985)	(6,985)
Other	—	(1,735)

Total deferred tax asset	3,260,397	4,131,677

Valuation allowance	(3,260,397)	(4,131,677)

Deferred tax asset, net	$—	$—

The Company did not incur any deferred tax liabilities for the years ended December 31, 2012 and 2011.

The Company elected to be taxed as a REIT for its taxable years ended December 31, 2012, 2011, and 2010. As of January 1, 2009, its REIT commencement date, the Company had net built-in gains on its timber assets of approximately $18.3 million. The Company has elected not to take such net built-in gains into income immediately prior to its REIT commencement date, but rather subsequently recognize gain on the disposition of any assets it holds at the REIT commencement date, if disposed of within the ten-year period beginning on the REIT commencement date. The Company will be subject to tax on such net built-in gains at the highest regular corporate rate during the ten-year period beginning on the REIT commencement date on the lesser of (a) the excess of the fair market value of the asset disposed of as of the REIT commencement date over its basis in the asset as of the REIT commencement date (the built-in gain with respect to that asset as of the REIT commencement date); (b) the amount of gain the Company would otherwise recognize on the disposition; or (c) the amount of net built-in gain in its assets as of the REIT commencement date not already recognized during the ten-year period. At December 31, 2012, the Company had federal and state net operating loss carryforwards of approximately $98.1 million and $82.2 million, respectively. Such net operating loss carryforwards may be utilized, subject to certain limitations, to offset future taxable income, including net built-in gains. If not utilized, the federal net operating loss carryforwards will begin to expire in 2027, and the state net operating loss carryforwards will begin to expire in 2022.

Income taxes for financial reporting purposes differ from the amount computed by applying the statutory federal rate primarily due to the effect of state income taxes and valuation allowances (net of federal benefit). A reconciliation of the federal statutory income tax rate to the Company’s effective tax rate for the years ended December 31, 2012, 2011, and 2010 is as follows:

	2012	2011	2010
Federal statutory income tax rate	34.00%	34.00%	34.00%
State income taxes, net of federal benefit	3.32%	3.31%	2.03%
Other temporary differences	0.07%	0.23%	1.45%
Write-off of due to affiliates	(76.14)%	—%	—%
Other permanent differences	2.58%	(0.01)%	(0.09)%
Valuation allowance	36.17%	(37.53)%	(37.39)%

Effective tax rate	—	—	—

The difference between the federal statutory tax rate and effective tax rate relates primarily to the state statutory rates and valuation allowance.

As of December 31, 2012 and 2011, the tax basis carrying value of the Company’s total assets was approximately $340.9 million and approximately $337.1 million, respectively.